SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 19, 2004

Westport Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-14256 (Commission File Number)	13-3869719 (IRS Employer Identification No.)

1670 Broadway Street
Suite 2800
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)

(303) 573-5404
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Press Release

Item 9. Regulation FD Disclosure.

     Westport Resources Corporation, a Nevada corporation, also referred to as Westport, reaffirmed its operational and financial guidance for 2004, previously released on December 3, 2003. The guidance was reaffirmed during Westport’s fourth quarter and full year 2003 earnings and operations conference call held on February 18, 2004 and in the press release issued on February 19, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPORT RESOURCES CORPORATION
Date: February 19, 2004	By:	/s/ Lon McCain
	Name:	Lon McCain
	Title:	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press release dated February 19, 2004 entitled “Westport Reaffirms 2004 Capital Budget and Guidance.”

     *Filed herewith.